SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): November 25, 2005


STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of May 1, 2005 providing for the issuance of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2005-10)


                     STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                 333-120575-37              74-2440850
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                          745 Seventh Avenue, 7th Floor
                               New York, NY 10019
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2005-10 pursuant to the terms of the Trust Agreement, dated as of May 1, 2005 among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC., as Master Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

    On November 25, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             Structured  Adjustable  Rate  Mortgage  Loan Trust
             Mortgage Pass-Through  Certificates Series 2005-10

                        JPMORGAN CHASE BANK, N.A., not in its
                        individual capacity but solely as Trustee under the Agreement referred to herein

                  By:   /s/  Diane E. Wallace
                        --------------------------------------------
                Name:   Diane E. Wallace
               Title:   Vice President

                Date:   November 29, 2005

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         November 25, 2005

Exhibit 99.1
Monthly Certificateholder Statement on November 25, 2005


                 Structured Adjustable Rate Mortgage Loan Trust
               Mortgage Pass-Through Certificates Series 2005-10

                        Statement To Certificateholders
                                 November 25, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                 Ending
                Face         Principal                                                      Realized      Deferred    Principal
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1       816,894,000.00     607,699,059.77  40,513,634.18    2,217,468.55     42,731,102.73        0.00    0.00      567,185,425.59
A2        90,766,000.00      67,522,117.76   4,501,514.91      248,711.16      4,750,226.07        0.00    0.00       63,020,602.85
M1        40,450,000.00      40,450,000.00           0.00      156,308.35        156,308.35        0.00    0.00       40,450,000.00
M2         6,150,000.00       6,150,000.00           0.00       23,765.05         23,765.05        0.00    0.00        6,150,000.00
M3        13,139,000.00      13,139,000.00           0.00       53,035.03         53,035.03        0.00    0.00       13,139,000.00
M4         6,161,000.00       6,161,000.00           0.00       24,868.62         24,868.62        0.00    0.00        6,161,000.00
M5         8,181,000.00       8,181,000.00           0.00       37,249.12         37,249.12        0.00    0.00        8,181,000.00
M6         2,619,000.00       2,619,000.00           0.00       11,924.63         11,924.63        0.00    0.00        2,619,000.00
M7         4,800,000.00       4,800,000.00           0.00       21,855.00         21,855.00        0.00    0.00        4,800,000.00
CX                 0.00               0.00           0.00            0.00              0.00        0.00    0.00                0.00
P                100.00             100.00           0.00      104,230.10        104,230.10        0.00    0.00              100.00
R                  0.00               0.00           0.00            0.00              0.00        0.00    0.00                0.00
TOTALS   989,160,100.00     756,721,277.53  45,015,149.09    2,899,415.61     47,914,564.70        0.00    0.00      711,706,128.44
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                Ending
                Face         Notional                                                      Realized    Deferred       Notional
Class          Value         Balance          Principal         Interest       Total        Losses     Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
AIO      989,160,279.00     758,535,304.85           0.00      895,179.34        895,179.34        0.00    0.00      713,643,167.92
X        989,160,279.00     758,535,304.85           0.00            0.00              0.00        0.00    0.00      713,643,167.92
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                          Current
                         Beginning                                                            Ending             Class    Pass-thru
Class     Cusip         Principal          Principal       Interest             Total        Principal                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1     863579SJ8      743.91421625     49.59472610          2.71451198          52.30923808     694.31949015   A1      4.237500 %
A2     863579SK5      743.91421634     49.59472611          2.74013573          52.33486184     694.31949023   A2      4.277500 %
M1     863579SM1    1,000.00000000      0.00000000          3.86423609           3.86423609   1,000.00000000   M1      4.487500 %
M2     863579SN9    1,000.00000000      0.00000000          3.86423577           3.86423577   1,000.00000000   M2      4.487500 %
M3     863579SP4    1,000.00000000      0.00000000          4.03645863           4.03645863   1,000.00000000   M3      4.687500 %
M4     863579UG1    1,000.00000000      0.00000000          4.03645837           4.03645837   1,000.00000000   M4      4.687500 %
M5     863579UH9    1,000.00000000      0.00000000          4.55312553           4.55312553   1,000.00000000   M5      5.287500 %
M6     863579UJ5    1,000.00000000      0.00000000          4.55312333           4.55312333   1,000.00000000   M6      5.287500 %
M7     863579UK2    1,000.00000000      0.00000000          4.55312500           4.55312500   1,000.00000000   M7      5.287500 %
P      803993RR7    1,000.00000000      0.00000000  1,042,301.00000000   1,042,301.00000000   1,000.00000000   P       0.000000 %
TOTALS                765.01395227     45.50845620          2.93118941          48.43964561     719.50549607
-----------------------------------------------------------------------------------------------------    -------------------------
                                                                                                                     Current
                        Beginning                                                        Ending             Class    Pass-thru
Class     Cusip         Notional          Principal       Interest       Total           Notional                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
AIO    863579SL3      766.84772019      0.00000000          0.90498917           0.90498917     721.46363241   AIO     1.416170 %
X      803993RQ9      766.84772019      0.00000000          0.00000000           0.00000000     721.46363241   X       0.000000 %
----------------------------------------------------------------------------------------------------    --------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Ashia Miller
           JPMorgan Chase Bank, N.A. - Structured Finance Services NY
                             4 NY Plaza 6th Fl., ,
                            New York, New York 10004
                              Tel: (212) 623-4481
                              Fax: (212) 623-5858
                       Email: ashia.n.miller@jpmorgan.com


Principal Funds:
                          Principal Remittance Amount                                                              44,892,136.93
                          Scheduled Principal Payments                                                             76,076.84

                          Principal Prepayments                                                                    44,742,269.87
                          Curtailments                                                                             73,761.50
                          Cutailment Interest Adjustments                                                          28.72
                          Repurchase Principal                                                                     0.00
                          Substitution Amounts                                                                     0.00
                          Net Liquidation Proceeds                                                                 0.00
                          Other Principal Adjustments                                                              0.00

Interest Funds:
                          Gross Interest                                                                           3,971,528.12
                          Servicing Fees                                                                           158,151.12
                          Trustee Fees                                                                             0.00

Prepayment Penalties:
                          Number of Loans Prepaid with Respect to which Prepayment Penalties were Collected        29
                          Balance of Loans Prepaid with Respect to which Prepayment Penalties were Collected       5,075,030.45
                          Amount of Prepayment Penalties Collected                                                 104,230.10

Pool Detail:
                          Beginning Number of Loans Outstanding                                                    3,200
                          Ending Number of Loans Outstanding                                                       3,029

                          Beginning Aggregate Loan Balance                                                         758,535,304.99
                          Ending Aggregate Loan Balance                                                            713,643,168.06

                          Current Advances                                                                         0.00
                          Aggregate Advances                                                                       0.00

                          Weighted Average Net Mortgage Rate                                                       6.03275%

                         Delinquent Mortgage Loans

                                                 Group 1
                                                                                          Principal
                                                Category              Number               Balance                Percentage
                                                1 Month                  12             3,631,358.99             0.51 %
                                                2 Month                   6             1,661,466.83             0.23 %
                                                3 Month                   1               297,942.78             0.04 %
                                                Total                    19             5,590,768.60             0.78 %

                                                * Delinquent Bankruptcies and Foreclosures are not included in the table above.

                                Bankruptcies
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                        11               2,147,845.18           0.30%

                                                Bankruptcy Reporting:
                         Number of Bankruptcy Loans that are Current                                                       3
                         Principal Balance of Bankruptcy Loans that are Current                                   978,793.14
                         Number of Bankruptcy Loans that are 1 Month Delinquent                                            0
                         Principal Balance of Bankruptcy Loans that are 1 Month Delinquent                              0.00
                         Number of Bankruptcy Loans that are 2 Months Delinquent                                           0
                         Principal Balance of Bankruptcy Loans that are 2 Months Delinquent                             0.00
                         Number of Bankruptcy Loans that are 3+ Months Delinquent                                          8
                         Principal Balance of Bankruptcy Loans that are 3+ Months Delinquent                    1,169,052.04
                         Total Number of Bankruptcy Loans                                                                 11
                         Total Principal Balance of Bankruptcy Loans                                            2,147,845.18


Loan Level Bankruptcy - Schedule

Group   Loan        Bankruptcy    Schedule Principal   Current      Original        Original LTV    Loan
Number  Number      Date            Balance            Note Rate   Stated Term      Ratio (%)       Origination Date
1      17700311      10/1/2005      68,593.14             8.37500       360          100.00            3/15/2004
1      18809038       3/1/2005      66,750.94             7.62500       360           80.00             1/5/2005
1      19803972      10/1/2005     360,000.00             6.25000       360           80.00             3/4/2005
1      30115257       5/1/2005     180,000.00             6.62500       360           80.00            2/22/2005
1      30115448       5/1/2005     180,000.00             6.62500       360           80.00            2/22/2005
1      30116099       5/1/2005     180,000.00             6.62500       360           80.00            2/22/2005
1      30303077       5/1/2005      60,421.84             7.37500       360           80.00             2/3/2005
1      30327480       6/1/2005     239,200.00             5.37500       360           80.00            2/16/2005
1      30344824       6/1/2005     186,679.26             6.75000       360           80.00            2/23/2005
1      30465231       6/1/2005      76,000.00             8.12500       360           80.00            3/24/2005
1      30500151      10/1/2005     550,200.00             6.00000       360           79.74            3/28/2005
Total                            2,147,845.18             6.43484       360           80.57

                               Foreclosures
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                        3             729,069.79                0.10%

                                                Foreclosure Reporting:
                         Number of Foreclosure Loans that are Current                                                        0
                         Principal Balance of Foreclosure Loans that are Current                                          0.00
                         Number of Foreclosure Loans that are 1 Month Delinquent                                             0
                         Principal Balance of Foreclosure Loans that are 1 Month Delinquent                               0.00
                         Number of Foreclosure Loans that are 2 Months Delinquent                                            0
                         Principal Balance of Foreclosure Loans that are 2 Months Delinquent                              0.00
                         Number of Foreclosure Loans that are 3+ Months Delinquent                                           3
                         Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                       729,069.79
                         Total Number of Foreclosure Loans                                                                   3
                         Total Principal Balance of Foreclosure Loans                                               729,069.79


Loan Level Foreclosure - Schedule

Group   Loan        Bankruptcy    Schedule Principal   Current      Original        Original LTV    Loan
Number  Number      Date            Balance            Note Rate   Stated Term      Ratio (%)       Origination Date

1       19818582     4/1/2005        275,600.00         6.87500        360             80.00    3/15/2005
1       30134928     4/1/2005        312,000.00         6.75000        360             80.00     1/7/2005
1       30268643     4/1/2005        141,469.79         7.12500        360             80.00     2/9/2005
Total                                729,069.79         6.87002        360             80.00

                                REO Properties
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                      1                 176,000.00              0.02%

                                                REO Reporting:
                         Number of REO Loans that are Current                                                    0
                         Principal Balance of REO Loans that are Current                                      0.00
                         Number of REO Loans that are 1 Month Delinquent                                         0
                         Principal Balance of REO Loans that are 1 Month Delinquent                           0.00
                         Number of REO Loans that are 2 Months Delinquent                                        0
                         Principal Balance of REO Loans that are 2 Months Delinquent                          0.00
                         Number of REO Loans that are 3+ Months Delinquent                                       1
                         Principal Balance of REO Loans that are 3+ Months Delinquent                   176,000.00
                         Total Number of REO Loans                                                               1
                         Total Principal Balance of REO Loans                                           176,000.00

Loan Level REO - Schedule

Group Number    Loan Number     REO Date       Schedule Principal Balance
  1              35246412       5/1/2005                  176,000.00
Total                                                     176,000.00

Loss Detail:
                         Current Realized Losses                                                                                0.00
                         Cumulative Realized Losses - Reduced by Recoveries                                                     0.00

                         Current Applied Losses                                                                                 0.00
                         Cumulative Applied Losses                                                                              0.00

Trigger Event
                         TEST I - Trigger Event Occurrence                                                                       NO
                         (Is Rolling 3 Month Delinquency Rate > 40% of of Senior Enhancement Percetage ?)                        NO
                         Rolling 3 Month Delinquency Rate                                                                  0.37415%
                          40% of of Senior Enhancement Percentage                                                          4.66979%
                         OR
                         TEST II - Trigger Event Occurrence                                                                      NO
                         (Are Cumulative Realized Losses as % of Original Loan Bal > Required Cumulative Loss % ?)
                         Cumulative Realized Losses as % of Original Loan Bal                                              0.00000 %
                         Required Cumulative Loss %                                                                        0.00000 %

O/C Reporting
                         Targeted Overcollateralization Amount                                                         3,462,060.97
                         Ending Overcollateralization Amount                                                           1,937,139.62
                         Ending Overcollateralization Deficiency                                                       1,524,921.35
                         Overcollateralization Release Amount                                                                  0.00
                         Monthly Excess Interest                                                                         123,012.16
                         Payment to Class X                                                                                    0.00

Certificate Interest Shortfall Detail:
Interest Carry Forward:
                         Interest Carryforward Balance with respect to such Distribution Date
                                                Class A-1                                                                       0.00
                                                Class A-2                                                                       0.00
                                                Class A-IO                                                                      0.00
                                                Class M-1                                                                       0.00
                                                Class M-2                                                                       0.00
                                                Class M-3                                                                       0.00
                                                Class M-4                                                                       0.00
                                                Class M-5                                                                       0.00
                                                Class M-6                                                                       0.00
                                                Class M-7                                                                       0.00

                         Interest Carryforward Amount Paid This Period                                                          0.00
                                                Class A-1                                                                       0.00
                                                Class A-2                                                                       0.00
                                                Class A-IO                                                                      0.00
                                                Class M-1                                                                       0.00
                                                Class M-2                                                                       0.00
                                                Class M-3                                                                       0.00
                                                Class M-4                                                                       0.00
                                                Class M-5                                                                       0.00
                                                Class M-6                                                                       0.00
                                                Class M-7                                                                       0.00

                         Interest Carryforward Amount Occured This Period                                                       0.00
                                                Class A-1                                                                       0.00
                                                Class A-2                                                                       0.00
                                                Class A-IO                                                                      0.00
                                                Class M-1                                                                       0.00
                                                Class M-2                                                                       0.00
                                                Class M-3                                                                       0.00
                                                Class M-4                                                                       0.00
                                                Class M-5                                                                       0.00
                                                Class M-6                                                                       0.00
                                                Class M-7                                                                       0.00

                         Remaining Interest Carryforward Amount
                                                Class A-1                                                                       0.00
                                                Class A-2                                                                       0.00
                                                Class A-IO                                                                      0.00
                                                Class M-1                                                                       0.00
                                                Class M-2                                                                       0.00
                                                Class M-3                                                                       0.00
                                                Class M-4                                                                       0.00
                                                Class M-5                                                                       0.00
                                                Class M-6                                                                       0.00
                                                Class M-7                                                                       0.00

Basis Risk Reserve Fund Account:
                         Beginning Balance                                                                                  1,009.43
                         Additions to the Basis Risk Reserve Fund                                                               0.00
                         Divident Earnings on the Basis Risk Reserve Fund                                                       2.84
                         Withdrawals from the Basis Risk Reserve Fund                                                           0.00
                         Ending Balance                                                                                     1,012.27

Basis Risk Reserve Carryover:
                         Interest Carryover Balance with respect to such Distribution Date
                                                Class A-1                                                                       0.00
                                                Class A-2                                                                       0.00
                                                Class M-1                                                                       0.00
                                                Class M-2                                                                       0.00
                                                Class M-3                                                                       0.00
                                                Class M-4                                                                       0.00
                                                Class M-5                                                                       0.00
                                                Class M-6                                                                       0.00
                                                Class M-7                                                                       0.00

                         Interest Carryover Amount Occured This Period
                                                Class A-1                                                                       0.00
                                                Class A-2                                                                       0.00
                                                Class M-1                                                                       0.00
                                                Class M-2                                                                       0.00
                                                Class M-3                                                                       0.00
                                                Class M-4                                                                       0.00
                                                Class M-5                                                                       0.00
                                                Class M-6                                                                       0.00
                                                Class M-7                                                                       0.00

                         Interest Carryover Amount Paid This Period
                                                Class A-1                                                                       0.00
                                                Class A-2                                                                       0.00
                                                Class M-1                                                                       0.00
                                                Class M-2                                                                       0.00
                                                Class M-3                                                                       0.00
                                                Class M-4                                                                       0.00
                                                Class M-5                                                                       0.00
                                                Class M-6                                                                       0.00
                                                Class M-7                                                                       0.00

                         Remaining Interest Carryover Amount
                                                Class A-1                                                                       0.00
                                                Class A-2                                                                       0.00
                                                Class M-1                                                                       0.00
                                                Class M-2                                                                       0.00
                                                Class M-3                                                                       0.00
                                                Class M-4                                                                       0.00
                                                Class M-5                                                                       0.00
                                                Class M-6                                                                       0.00
                                                Class M-7                                                                       0.00

Non-Supported Interest Shortfall:
                         Non-Supported Interest Shortfall Allocated to Class A-1                                                0.00
                         Non-Supported Interest Shortfall Allocated to Class A-2                                                0.00
                         Non-Supported Interest Shortfall Allocated to Class A-IO                                               0.00
                         Non-Supported Interest Shortfall Allocated to Class M-1                                                0.00
                         Non-Supported Interest Shortfall Allocated to Class M-2                                                0.00
                         Non-Supported Interest Shortfall Allocated to Class M-3                                                0.00
                         Non-Supported Interest Shortfall Allocated to Class M-4                                                0.00
                         Non-Supported Interest Shortfall Allocated to Class M-5                                                0.00
                         Non-Supported Interest Shortfall Allocated to Class M-6                                                0.00
                         Non-Supported Interest Shortfall Allocated to Class M-7                                                0.00
                         Total Non-Supported Interest Shortfall                                                                 0.00

One-Month LIBOR                                                                                                            4.037500

LIBOR Certificates, the Uncapped Pass-Through Rate for Such Distribution Date
                          Class A-1                                                                                      4.237500
                          Class A-2                                                                                      4.277500
                          Class M-1                                                                                      4.487500
                          Class M-2                                                                                      4.487500
                          Class M-3                                                                                      4.687500
                          Class M-4                                                                                      4.687500
                          Class M-5                                                                                      5.287500
                          Class M-6                                                                                      5.287500
                          Class M-7                                                                                      5.287500

Reduction of Certificate Principal Amounts due to Applied Loss Amounts
Deferred Amounts Detail:
                         Deferred Amount with respect to such Distribution Date
                                                Class M-1                                                                       0.00
                                                Class M-2                                                                       0.00
                                                Class M-3                                                                       0.00
                                                Class M-4                                                                       0.00
                                                Class M-5                                                                       0.00
                                                Class M-6                                                                       0.00
                                                Class M-7                                                                       0.00

                         Deferred Amount Paid This Period                                                                       0.00
                                                Class M-1                                                                       0.00
                                                Class M-3                                                                       0.00
                                                Class M-5                                                                       0.00
                                                Class M-7                                                                       0.00
                                                Class M-6                                                                       0.00
                                                Class M-4                                                                       0.00
                                                Class M-2                                                                       0.00

                         Deferred Amount Occured This Period                                                                    0.00
                                                Class M-1                                                                       0.00
                                                Class M-2                                                                       0.00
                                                Class M-3                                                                       0.00
                                                Class M-4                                                                       0.00
                                                Class M-5                                                                       0.00
                                                Class M-6                                                                       0.00
                                                Class M-7                                                                       0.00

                         Remaining Deferred Amount
                                                Class M-1                                                                       0.00
                                                Class M-2                                                                       0.00
                                                Class M-3                                                                       0.00
                                                Class M-4                                                                       0.00
                                                Class M-5                                                                       0.00
                                                Class M-6                                                                       0.00
                                                Class M-7                                                                       0.00

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
